EXHIBIT 10.8


                                PLEDGE AGREEMENT

         NA ACQUISITION CORP., a Pennsylvania corporation (the "Pledgor") and ARTRA GROUP INCORPORATED, a Pennsylvania corporation (the "Lender"), agree as follows:

         1.       Definitions.  The following additional definitions apply:

         Loan Agreement: That certain Loan Agreement by and between the Pledgor and the Lender of even date herewith.

         Obligations: The term "Obligations" shall have the meaning given that term in the Loan Agreement.

         Pledged Collateral:

                  (a) All of the Pledgor's rights, title and interest in and to (but none of the obligations with respect thereto) those shares of capital stock and limited liability company membership interests described on Schedule A hereto;

                  (b) all of the Pledgor's right, title and interest in and to any certificate, instrument or other evidence of any of the foregoing; and

                  (c) all proceeds and products of the foregoing, cash and non-cash.

         2. Security Interest. The Pledgor hereby pledges, hypothecates, and impresses the Pledged Collateral with a lien in favor of the Lender and grants to the Lender a security interest in the Pledged Collateral, to secure the punctual payment and performance of all the Obligations.

         3.  Pledgor's  Representations  and  Warranties.   The  Pledgor  hereby
represents and warrants to the Lender as follows:

                  (a) The Pledgor is the legal, record and beneficial owner of, and has good and marketable title to, all of the Pledged Collateral which is subject to no liens except in favor of the Lender and, except for documents and instruments evidencing the Lender's security interest in the Pledged Collateral, no financing statement, security agreement or other lien instrument covering all or any part of the Pledged Collateral is on file in any public office; and this Pledge Agreement creates a valid, enforceable first lien on the Pledged Collateral.

                  (b) The Pledgor has delivered to the Lender any and all Pledged Collateral consisting of instruments under Article 9 of the Uniform Commercial Code (the "Instruments"), perfection of which requires possession by the Lender. Upon the giving of value by the Lender, the filing of financing statements on form UCC-1 in the appropriate filing offices, and by virtue of the Lender's possession of the Instruments, if any, the Lender will obtain a first priority perfected security interest in the Pledged Collateral.




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                  (c)  The  Pledgor  has  delivered  to the  Lender  any and all transfer powers and assignments with respect to the Instruments, endorsed in blank, and taken all such other action as may be required to permit the Lender to effect a transfer of registration of the Instruments to the Lender or its nominees as permitted hereunder without further action by the Pledgor.

         4. Pledgor's Additional Obligations. The Pledgor covenants and agrees that:

                  (a) The Pledgor shall not, directly or indirectly, permit or suffer to be created or to remain, and shall discharge, or promptly cause to be discharged, any lien on the Pledged Collateral or any part thereof or interest therein, other than liens in favor of the Lender. The Pledgor shall, unless the Lender requests otherwise, appear in and diligently contest at the Pledgor's sole cost and expense, any action or proceeding which purports to affect the Lender's right, title and security interest in and to the Pledged Collateral or the priority or validity of this Agreement.

                  (b) The Pledgor shall not, directly or indirectly, without the prior written consent of the Lender in each instance obtained, convey, sell, assign, transfer, hypothecate, dispose of or grant any option with respect to, or permit any conveyance, sale, assignment, transfer or disposition, or any grant of any such option, whether voluntary or involuntary, of ownership or control of all or any part of any legal or beneficial interest in the Pledged Collateral or any part thereof.

                  (c) If, with or without the Lender's consent. any of the Pledged Collateral hereunder shall at any time and from time to time be converted into or be evidenced by an Instrument perfection of which requires possession by the Lender, then the Pledgor shall promptly deliver same to the Lender, accompanied by transfer powers and assignments with respect thereto, endorsed in blank, in order to permit the Lender to effect transfer of registration of the Instruments to the Lender or its nominees as permitted hereunder without further action by the Pledgor.

         5. Certain Rights and Duties of Lender. The Pledgor acknowledges that: the Lender has no duty of any type with respect to the Pledged Collateral except for the use of due care in safekeeping any of the Pledged Collateral actually in the physical custody of the Lender; and prior to the occurrence of any event of default described in the succeeding paragraph the Lender's rights with respect to the Pledged Collateral shall be limited to the Lender's rights as a secured party and Pledgee and the right to perfect its security interest, preserve, enforce and protect the lien granted hereunder and its interest in the Pledged Collateral.

         6. Events of Default; Remedies. Upon occurrence of a default under any instrument evidencing any of the Obligations which has not been cured in accordance with the terms of the respective Loan Documents to which such default relates, then the Lender, with or without notice to the Pledgor and without demand for additional collateral, may (a) transfer the Pledged Collateral into the name of the Lender or its nominee; (b) foreclose upon the Pledged Collateral in the manner described below; or (c) at its discretion in its own name or in the name




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



of the Pledgor take any action for the collection of the Pledged Collateral, including the filing of a proof of claim in insolvency proceedings, and may receive the proceeds thereof and execute releases therefor. After deducting its expenses, including reasonable attorney's fees, incurred in the sale or collection of the Pledged Collateral, the Lender shall apply the proceeds to the Obligations and shall account to the Pledgor for any surplus. The Pledgor agrees that the Lender has no obligation to liquidate the Pledged Collateral in any particular order or to apply the proceeds thereof to any particular portion of the Obligations.

         7. Power of Attorney, Etc. The Pledgor hereby irrevocably constitutes and appoints the Lender the true and lawful attorney-in-fact for and on behalf of the Pledgor with full power of substitution and revocation in its own name or in the name of the Pledgor to make, execute, deliver and record any and all financing statements, continuation statements. assignments, proofs of claim, powers of attorney, leases, discharges or other instruments or agreements which the Lender in its sole discretion may deem necessary or advisable to perfect, preserve, enforce or protect the lien granted hereunder and its interest in the Pledged Collateral and to carry out the purposes of this Pledge Agreement, including but without limiting the generality of the foregoing, any and all proofs of claim in bankruptcy or other insolvency proceedings of the Pledgor, with the right to collect and apply to the Obligations all distributions and dividends made on account of the Pledged Collateral. The rights and powers conferred on the Lender by the Pledgor are expressly declared to be coupled with an interest and shall be irrevocable until all the Obligations are paid and performed in full.

         8. Miscellaneous. This Pledge Agreement and the Pledged Collateral shall not be in any way affected by the extension of time or renewal of any of the Obligations, the modification in any manner or the taking or release in whole or in part of any security therefor or the obligations of any endorsers, sureties, Guarantors or other parties or the granting of any other indulgences to the Pledgor. No termination of this Pledge Agreement shall be effective in any event until the Lender in its reasonable discretion determines that the Obligations of the Pledgor covered by this Pledge Agreement have been satisfied in full.

         9. Notices. Except as otherwise specifically provided for herein, any notice, demand or communication hereunder shall be given in writing (including facsimile transmission or telex) and mailed or delivered to each party at its address set forth in the Loan Agreement in accordance with the terms thereof.

         10. Choice of Law. This Pledge Agreement is executed under and shall be construed in accordance with the local laws (excluding the conflict of laws rules, so-called) of the Commonwealth of Pennsylvania.

         11. Successors and Assigns. This Pledge Agreement shall inure to the benefit of the Lender and its successors and assigns and shall bind the Pledgor and the successors, representatives and heirs of the Pledgor.







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         This Pledge  Agreement  has been executed by the Pledgor and the Lender as of the18th day of February, 1999.

ATTEST:                                              NA ACQUISITION CORP.



By:  ______________________                         By: ______________________
      Title:                                               Title:


                                                     ARTRA GROUP INCORPORATED



                                                     By: ______________________
                                                           Title:
















































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                                   SCHEDULE A



Certificate Number                            Shares
------------------                            ------
                                              7,350  shares  of  Class  A
                                              Common Stock of
                                              AsseTrade.com, Inc.

















































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